Exhibit 99.2

Presentation Outline for A.G. Edwards Energy Conference in Boston March 2006

Slide 1 - On the Road to Growth A.G. Edwards Energy Conference March 2006, Boston James E. Sigmon, President and CEO Roberto R. Thomae, VP-Capital Markets

Slide 2 - Corporate Information
- Headquarters: The Exploration Company; 500 North Loop 1604 East, Suite 250; San Antonio, Texas 78232; Phone: (210) 496-5300; Fax: (210) 496-3232; www.txco.com
- Contacts: James E. Sigmon, President and CEO, jsigmon@txco.com Roberto R. Thomae, Vice President-Capital Markets, bthomae@txco.com
- TXCO - NASDAQ Listed
- Forward-Looking Information - Information presented herein which is not historical, including statements regarding TXCO's or management's intentions, hopes, beliefs, expectations, representations, projections, estimations, plans or predictions of the future, are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include those relating to estimated financial results, or expected prices, production volumes, reserve levels and number of drilling locations. It is important to note that actual results may differ materially from the results predicted in any such forward-looking statements. Investors are cautioned that all forward-looking statements involve risks and uncertainty, including without limitation, the costs of exploring and developing new oil and natural gas reserves, the price for which such reserves can be sold, environmental concerns effecting the drilling of oil and natural gas wells, as well as general market conditions, competition and pricing. More information about potential factors that could affect the company's operating and financial results is included in TXCO's annual report on Form 10-K for the year ended Dec. 31, 2004, and its Form 10-Q for the quarter ended Sept. 30, 2005. These reports and TXCO's previously filed documents are on file at the Securities and Exchange Commission and can be viewed on TXCO's website at www.txco.com, copies of which are available from the Company without charge.

Slide 3 - TXCO: A Profile
Map of South Central United States of America with Maverick and Marfa Basins indicated.
-     Ongoing Maverick Basin Focus
       -   New Marfa Basin project
-     Full-Cycle Exploration Company
       -  Lease / generate prospects / drill / produce
-     Multiple Emerging Resource Plays
-     Company-Owned Pipeline System

Slide 4 - Strategic Alternatives Results Lay Foundation for Growth

-   TXCO Gains Enhanced Shareholder Value, Accelerates Existing Business Plan
-   EnCana Partners with TXCO in Maverick Basin
     -   Confirms basin's high potential
     -   Emerging resource plays
     -   Reaffirms TXCO's historical focus
-   $80 Million, All-Cash Transaction
     -   Deleveraged balance sheet -- very low debt
     -   Enhanced liquidity
     -   EnCana acquired 3% of proved reserves, 20% of production at Sept. 1, 2005
-   TXCO Nets Higher Working Interest In Promising Zones
     -   85% WI in Maverick Basin acreage
     -   Glen Rose Porosity oil play

Slide 5 - TXCO's Maverick Basin Focus Area
Map of South Central United States of America with Maverick Basin indicated, and more detailed map focusing in on TXCO's Maverick Basin lease area that indicates by shading the acreage covered by the EnCana joint venture and TXCO's Glen Rose/San Miguel acreage, as well as outlining the acreage covered by 3-D seismic data.

TXCO Acreage Block, 656,000-gross acres, 555,000 net acres

Slide 6 - Maverick Basin: Prospect Rich, Growing Potential
Drawing showing the relative positions of the following geologic formations:  Escondido/Olmos, Olmos CBM, San Miguel, Anacacho, Austin Chalk, Eagle Ford, Buda, Georgetown, Pryor, McKnight, Glen Rose, Pearsall, Sligo and Jurassic.
-     20+ Productive Zones, Thousands of Drilling Prospects

Slide 7 - Porosity Dissolution: New Mexico's Lechuguilla Cave Map of a New Mexico cavern pattern presented for comparative purposes.

Slide 8 - Glen Rose:  Three Plays in One, Porosity -- Reefs -- Shoals
Picture of seismic data for a portion of the lease with a span of 34 miles indicated.
-   3-D seismic defined
-   Reserves targeted/well
      -    Reefs/Shoals - 2 +/- Bcfe
      -    Porosity - 75 to 400 MBbls
-    Drilling costs
      -  Vertical -- $600,000 to $900,000
      -  Horizontal -- $1.0-1.25 million

Slide 9 - Glen Rose:  Three Plays in One, Porosity -- Reefs -- Shoals
Same picture as prior slide with TXCO wells drilled for 2002 through 2005, wells currently drilling and planned 2006 wells, marked.
-   Glen Rose Porosity to Date
      -    44 of 47 completions *
      -    2 drilling
-   3-D seismic defined
-   Reserves targeted/well
      -    Reefs/Shoals - 2 +/- Bcfe
      -    Porosity - 75 to 400 MBbls
-    Drilling costs
      -  Vertical -- $600,000 to $900,000
      -  Horizontal -- $1.0-1.25 million
* Tested the formation

Slide 10 - Glen Rose Porosity Production Type Curve -- Actual
Line chart indicating production curves for vertical, horizontal > 1000' in zone, horizontal not in zone, horizontal <200' in zone, horizontal < 1000' in zone, GR porosity type curve, and best well. Also marking each line with a star indicating the payout point.
-   Glen Rose Porosity to Date
     -   33 of 47 commercial completions
-   GR Porosity Type Well EUR: 140,000 Bbls
-   Payout based on 36 MBbls @ $50 per Bbl

Name                        Type Wells                 Cum Prod.
Com 3-111H                                                     266 MB
Com 4-111H                        4                            161 MB
Com 2-39H                          4                              66 MB
Com 1-116                         15                              88 MB
Com 2-46H                          3                              29 MB
Com 3-112H                        7                              39 MB
  Total Wells                      33

Slide 11 - Maverick Basin Tar Sands
Map of Kinney, Maverick, Zavala and Dimmit Counties indicating the focus area for San Miguel tar sand, primarily in northern Maverick County. .
-   -2 degree to 10 degree API gravity
-   Estimated 2-3 billion Bbls in place *
-   Analogous to Canada's Cold Lake field
-   Pilot steam projects in 1960s - 1970s proved project's viability
-   New technology and higher oil prices improve economics
-   50% partner carried TXCO on two wells in 2005
* Estimates by University of Texas at Austin Bureau of Economic Geology and Society of Petroleum Engineers

Slide 12 - TXCO's Pipeline-Marketing Synergy
Map of pipeline superimposed over Maverick Basin lease map, indicating TXCO acreage, TXCO's Maverick-Dimmit Pipeline System, Area Pipelines, Compressor stations and Delivery points, as well as indicating the relative location of the Eagle Pass and Carrizo Springs communities and Mexico.
-     Strong infrastructure
-     Operational synergies
-     91-mile system provides:
       -  Higher netback
       -  U.S./Mexico markets
       -  Ongoing cost savings
       -  Multiple delivery points
-     35 MMcfd current capacity
-     35% capacity utilization
-     100 MMcfd capacity potential
-     Enhanced basin-wide production monitoring

Slide 13 - New West Texas Shale Play
Map of south central US, indicating the Ouachita and Appalachian Thrusts; the Marathon, Llano and Ozark uplifts; the Marfa, Delaware, Val Verde, Kerr, Fort Worth, Arkoma, and Black Warrior basins, and locations where Barnett, Woodford and Fayetteville Shales have been developed. Map also indicates location of the Maverick Basin.
-     100% WI, seeking 50% partner
-     Underexplored Marfa Basin along Ouachita Overthrust

Slide 14 - TXCO's Marfa Basin Lease Block
Map of south central US indicating the location of the Marfa basin, with enlargement showing the TXCO, Quicksilver and Carrizo acreage and the relative position of the Marfa and Alpine communities.
-     TXCO Acreage Block
-     140,000 gross acres
-     135,000 net acres

Slide 15 - Marfa Log Cross Section
Copy of logs for Exxon's J.P. Kennedy #1, El Paso Natural Gas Co.'s Simpson #1 and Pure Oil Co's J.F. Lane #1 wells. Each log indicates the Pennsylvanian/Mississippian Gas-Bearing Shale Wedge, the Mississippian Lime, Woodford Shale and Devonian portions.

Slide 16 - New Marfa Basin Prospect
-     Geologically Similar to Gas-Prone Fort Worth And Arkoma Basins
-     Geochemical Analysis Confirms:
       -   Barnett and Woodford shales present
       -   400' - 1,200' thick shales
       -   High gas-in-place potential
       -   Organically rich -- good TOC
       -   Thermally mature in gas window
-     Initial Exploration/Development Scheduled for 2nd Half 2006
       -   Planning expanded CAPEX, 2 wells expected
-     Leading Shale Resource Players Developing Barnett/Woodford in Western Delaware Basin
       -   EnCana, Burlington, EOG, Quicksilver, etc.

Slide 17 - TXCO Operational Snapshot

-  880,000 Gross Acres in Leasehold
   -  Maverick Basin -- 656,000 acres (555,000 net)
   -  Marfa Basin -- 140,000 acres (135,000 net)
   -  Williston Basin -- 84,000 acres (83,000 net)
-  Dec. 31, 2005, Reserve Make Up
   -  39.4 Bcfe -- 47.5% Proved Developed
   -  75% Oil -- 5.0 MMBbls
   -  25% Gas -- 9.7 Bcf
   -  4% increase over YE 2004
-  Oil and Gas Sales
   -  2005 sales 4.6 Bcfe, -6.1% from 2004 -- post EnCana
       -  Production mix 52% oil / 48% gas
   -  New Glen Rose oil replacing sold Georgetown gas
      -  10.8 MMcfe -- pro forma Sept. 30, 2005, average daily sales
       -  12.6 MMcfe -- 2005 average daily sales

   See appendix for definitions

Slide 18 - Year-End Capitalization And Credit Statistics

Bar chart indicating Total Capitalization by year for 2001 through 2005, in $ millions, titled "Stockholder Equity Growing" indicating a 38% CAGR. Also, a table entitled "TXCO's Stronger Financial Position" as follows:
                                                                                              2004                                    2005
Capital Structure ($ millions)
Cash & Equivalents                                                               $   3.1                                  $   6.1
Long-Term Bank Debt                                                             17.1                                       0.0
Preferred Shares                                                                      16.0                                       0.0
Stockholder Equity                                                                   65.7                                     83.3

Total Capitalization                                                               $ 95.4                                  $ 83.5

Credit Statistics
Debt/Cap                                                                              31.2%                                    0.3%
Debt/Ebitda                                                                             9.0x                                      0.0x
Ebitda/Interest Expense                                                           6.1x                                      7.0x
Debt/Proved Reserves ($/Bcfe)                                               $0.92                                   $0.01

Slide 19 - 2006 CAPEX Guidance

Slide contains a pie chart showing budget dollars, number of wells and % for four focus areas and Other, titled "Initial 2006 CAPEX -- Drilling Goal:  57 wells", as follows:
        Glen Rose -- 28 Wells including 24 Porosity wells -- $23.3 million -- 54%; Georgetown --
      10 Wells -- $6.6 million -- 15%; Other -- # of Wells not indicated -- $2.4 million -- no % shown;             Pena Creek San Miguel -- 10 Wells -- $3.0 million -- no % shown; and Pearsall -- 8 wells -- $8.0         million -- 18%.

-   Potential New Projects
   -   Drilling Rig Acquisition
    -   Tar Sand Pilot Wells
    -   Marfa Basin Drilling
-   2006 CAPEX target: $40 million --$50 million
-   40% increase over initial 2005 CAPEX
-   Focus on Glen Rose Porosity oil play

Slide 20 - Key Indicators Confirm Growth

Slide contains a data box and three bar charts:
-   Rolling 3-Year Metrics 2003 - 2005
     -   Production Replacement - 220%
     -   Gross Profit ROI - 135%
     -   Drillbit F&D Cost/Mcfe - $2.98
Chart 1 -- Bar chart indicating EBITA, EBITDAX by year in millions for 2001 through 2005. Actual dollar amounts not indicated. EBITDA ranges from approximately $5 million in 2001 to over $20 million in 2005. EBITDAX ranges from under $10 million in 2001 to almost $25 million in 2005.
Chart 2 -- Bar chart indicating Proved Reserves* in Bcfe by year for oil and gas for 2001 through 2005, as follows: Oil -- '01 - 1.8, '02 - 8.9, '03 - 12.8, '04 - 20.2, and 2005 - 29.6; Gas -- '01 - 11, '02 - 14.7, '03 - 15.6, '04 - 17.7, and 2005 - 9.9.
Chart 3 -- Bar chart indicating Total Revenues by year for 2001 through 2005 in millions, and a 49% CAGR. Actual dollar amounts not shown. Ranges from about $14 million in 2001 to about $67 million in 2005.
*  Reflects sale to EnCana at Sept. 1, 2005

Slide 21 - Continuing Reserve Growth
Line chart shows reserves in Bcfe by formation in layers, by year for the period from 2001 to 2005 for: Glen Rose - oil; Glen Rose - gas; San Miguel - oil; Georgetown - gas; Georgetown - oil; Other Formations; and, Williston Basin - oil. The chart shows the growth in oil reserves from the San Miguel, and Glen Rose formations and the growth in gas reserves in the Glen Rose formations over the years. Also indicates a drop in gas reserves after the EnCana sale, with a 33% CAGR in proved reserves over the period presented.
-     Dec. 31, 2005 proved reserves were 39.4 Bcfe -- 47.5% proved developed
-     Net of 1.4 Bcfe in proved reserves sold to EnCana
See appendix for definitions

Slide 22 - TXCO's 4-Year Comparative Stock Performance

Chart shows stock performance for TXCO, TXCO Peers, S&P 500 and Dow Jones by month for March 2002 through February 2006. Beginning and ending prices for TXCO were labeled as $3.13 and $10.27, respectively. Significant peaks in the TXCO stock performance graph are labeled, as follows:
-      Mid-2002 -- Glen Rose Porosity Oil Discovery
-      Late 2003 -- Jurassic Drilling
-      Late 2004 -- Harris Nesbitt Coverage
-      September 2005 -- EnCana Sale
-      January 2006 -- A.G. Edwards Coverage
TXCO -- The Exploration company; TXCO Peers -- BEXP, CRZO, CWEI, DBLE, EPEX, GSX, ABP, MCF, NGAS, PLLL, PQ; Standard & Poor's 500 Stock Index; Dow Jones Industrial Average
Source: Bloomberg

Slide 23 - Why Own TXCO Now?
-     Key Maverick Basin Player:   Multiple Emerging Resource Plays
       -     Thousands of locations in current inventory
-     Exploration Team with Solid Track Record
       -     Proved basin's multi-play/multi-pay potential after the majors left
-     World-Class Partner -- Accelerating Growth
-     Integrated Infrastructure
-     Recapitalized, Deleveraged Balance Sheet
-     Advanced Technology to Mitigate Risk
       -   3-D seismic, horizontal drilling, geochemical, enhanced drilling / completion
-     Explosive Growth Potential

Slide 24 - On the Road to Growth Visit us on the Web at www.txco.com

Slide 25 - Appendix
-   Acreage Position -- Gross/net mineral acres held under lease or option
-   Average Daily Sales Volumes -- Sales volumes approximate field production volumes after the impact of fuel, shrink, venting and/or downtime related to pipeline curtailment, amine/processing plant capacity, weather, compression, or routine repairs and maintenance.
-   CAGR -- Compound annual growth rate
-   Cash Flows -- Net cash provided by operating activities
-   Debt-to-Capitalization Ratio -- Total debt over (total debt plus total stockholder equity)
-   Drillbit Finding and Development Costs -- Per Mcfe, including exploration costs and actual drilling costs incurred compared to the volume of new reserves added, prior to any revisions in engineering estimates.
-   Ebitdax and Ebitda -- See the Investor Relations section of the Company's Web site at www.txco.com for a reconciliation of non-GAAP financial measures.
-   Enterprise Value -- Diluted shares (assuming exercise of all outstanding options and warrants), times share price, plus debt, plus preferred equity, less cash and equivalents.
-   EUR -- Estimated ultimate recovery
-   Gross Profit -- Oil and gas revenues less operating expenses and G&A costs
-   Gross Profit Return on Investment -- Gross Profit divided by Finding and Development Costs
-   MBbls/MMBbls - Thousand/million barrels of oil
-   Mcf -- Thousand cubic feet of gas
-   MMcfd -- Million cubic feet of gas per day
-   Mcfe/MMcfe/Bcfe/Tcfe -- Thousand cubic feet equivalent / Million cubic feet equivalent / Billion cubic feet equivalent / Trillion cubic feet equivalent
-   Pro forma numbers -- For the quarter ended Sept. 30, adjusted for sales of properties to EnCana.
-   Proved Reserves -- Interim estimates internally generated. Year-end estimates prepared by independent reservoir engineers. Reserve estimates prepared in accordance with SEC and FASB requirements.
-   ROI -- Return on investment
-   TOC -- Total organic carbon present in a formation. A basic chemical analysis of source rock.